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                                                                   Exhibit 10.26



                      ACCESSION AGREEMENT AMONG iNAME, INC.
                       AND THE INVESTORS SIGNATORY HERETO


         AGREEMENT, dated as of the 31st day of August, 1998, by and among iName, Inc., a Delaware corporation doing business at 11 Broadway, Suite 660, New York, New York (the "Company"), Primus Capital Fund IV Limited Partnership, a limited partnership organized under the laws of Delaware ("Primus IV Fund") and Primus Executive Fund Limited Partnership, a limited partnership organized under the laws of Delaware ("Primus Executive Fund") (Primus IV Fund and Primus Executive Fund together referred to as the "Primus Investors" and each individually as a "Primus Investor").

         WHEREAS, the Company and certain Purchasers (as defined in the Stock Purchase Agreement referred to below) are parties to a certain Class C Preferred Stock Purchase Agreement dated as of July 31, 1998, a copy of which is attached as Exhibit A (the "Stock Purchase Agreement"), and a certain Waiver, Consent, Amendment and Agreement dated as of July 31, 1998, a copy of which is attached as Exhibit B (the "Investors' Rights Agreement"), whereby the Company sold and such Purchasers purchased certain shares of Class C Preferred Stock and warrants to purchase shares of Class C Preferred Stock of the Company;

         WHEREAS, the Company desires to sell to the Primus Investors, and the Primus Investors desire to purchase from the Company, 428,571 shares of Class C Preferred Stock and 149,999 Warrants to purchase an equal amount of Stock Units (as defined in the certificates representing the Warrants) of the Company upon substantially the same terms and conditions as set forth in the Stock Purchase Agreement; and

         WHEREAS, the Company and the Primus Investors desire that the Primus Investors become Purchasers under the terms of the Stock Purchase Agreement and Additional Purchasers under the terms of the Investors' Rights Agreement, and be bound by the terms and obligations set forth in the Stock Purchase Agreement and the Investors' Rights Agreement, and be entitled to the same rights and benefits as the Purchasers under the Stock Purchase Agreement and the Additional Purchasers under the Investors' Rights Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the parties hereto do hereby agree as follows:


SECTION 1 SALE OF SHARES

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         1.1 DEFINED TERMS. Except as set forth herein, the capitalized terms contained in this Agreement shall have the respective meanings ascribed to such terms in the Stock Purchase Agreement.

         1.2. SALE OF SHARES AND WARRANTS. Subject to the terms and conditions of this Agreement and the Stock Purchase Agreement, the Company shall issue and sell to each Primus Investor, and each Primus Investor shall purchase from the Company, the number of Shares and Warrants set forth opposite such Primus Investor's name on Schedule 1.2 hereto at a cash purchase price of $6.91 per Share and $0.25714 per Warrant. The purchase and sale of the Shares and Warrants shall take place at the offices of the Company at 2:00 p.m. on August 31, 1998, or at such other time, date (the "Closing Date") and place as the Company and the Primus Investors may otherwise agree.


SECTION 2 AGREEMENT TO BE BOUND BY THE STOCK PURCHASE AGREEMENT AND THE INVESTORS' RIGHTS AGREEMENT

         By purchasing Shares and Warrants pursuant hereto, each Primus Investor shall be deemed to become a Purchaser under the Stock Purchase Agreement and an Additional Purchaser under the Investors' Rights Agreement, and, as such, agrees to be bound by the terms and conditions of, and shall be entitled to the rights and benefits under, the Stock Purchase Agreement and Investors' Rights Agreement.


SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Disclosure Schedule attached hereto shall, for the purposes of this Agreement, be the disclosure schedule with respect to the Stock Purchase Agreement, and the Company represents that each of the representations and warranties contained in section 3 of the Stock Purchase Agreement are true and correct as of the date hereof.


SECTION 4 CLOSING DELIVERIES

         4.1 DELIVERIES BY EACH PRIMUS INVESTOR. At the closing, each Primus Investor shall deliver to the Company, by check or by wire transfer to an account designated by the Company at least two days prior to the Closing Date, the purchase price for the Shares and Warrants set forth opposite such Primus Investor's name on Schedule 1.2.

         4.2 DELIVERIES BY THE COMPANY. At the Closing, the Company shall deliver to each Primus Investor:

                  (a) a certificate representing the Shares purchased by such Primus Investor and a certificate representing the Warrants purchased by such Primus Investor;

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                  (b) an opinion of Brian Zimmet, counsel for the Company, and an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Company, in the respective forms set forth as Exhibit D to the Stock Purchase Agreement;

                  (c) a Compliance Certificate and Secretary's Certificate as contemplated by section 5.3 and 5.4, respectively, of the Stock Purchase Agreement; and,

                  (d) the Observer Rights Agreement attached hereto as Exhibit C.

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         WHEREAS, the undersigned have executed this Accession Agreement as of the date above written.


iNAME, INC.


/s/ Gary Millin
-----------------------------------------
Name:    Gary Millin
Title:   President



PRIMUS CAPITAL FUND IV LIMITED PARTNERSHIP

By:      Primus Venture Partners IV Limited Partnership, its
         general partner

By:      Primus Venture Partners IV, Inc., its general partner


/s/ William C. Mulligan
-----------------------------------------
Name:  William C. Mulligan
Title: Executive Vice President

PRIMUS EXECUTIVE FUND LIMITED PARTNERSHIP
By:

By:      Primus Venture Partners IV Limited Partnership, its
         general partner

By:      Primus Venture Partners IV, Inc., its general partner


/s/ William C. Mulligan
-----------------------------------------
Name:  William C. Mulligan
Title: Executive Vice President

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                                  SCHEDULE 1.2



---------------------------- -------------------------- -------------------------- --------------------------
         INVESTOR                NUMBER OF SHARES          NUMBER OF WARRANTS           PURCHASE PRICE
---------------------------- -------------------------- -------------------------- --------------------------
Primus Capital Fund IV                411,428                    143,999                 $2,879,995.30
Limited Partnership
---------------------------- -------------------------- -------------------------- --------------------------
Primus Executive Fund                  17,143                       6,000                    120,000.97
Limited Partnership
---------------------------- -------------------------- -------------------------- --------------------------
           TOTAL                      428,571                    149,999                 $2,999,996.27
---------------------------- -------------------------- -------------------------- --------------------------


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                                                                  Exhibit 10.26

                                                August 31, 1998

Mr. William Mulligan
Primus Venture Partners, Inc
5900 Landerbrook Drive, Suite 200
Cleveland, 0H 4124-4020

                  Re:    Accession Agreement between
                         iName, Inc. and Primus

Dear Mr. Mulligan:

      Reference is made to the Accession Agreement dated as of August 31, 1998 between iName, Inc., the Primus Capital Fund IV Limited Partnership and the Primus Executive Fund Limited Partnership (the "Accession Agreement"). The terms set forth herein shall have the meaning set forth in the Accession Agreement.

      In order to induce the Primus Funds to execute the Accession Agreement, I agree to the following additional limitation on my rights contained in section
6.2.1 of the Investors' Rights Agreement.

      I agree that I will not exercise the rights set forth in section 6.2.1 of the Investors' Rights Agreement at a price per share of Class C Preferred Stock of less than seven dollars ($7.00) (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations) until after the earlier of
(i) the date on which the Liquidity Ratchet Adjustment set forth in Article IV, section 3(c)(v) of the Company's Amended and Restated Certificate of Incorporation is made, and (ii) the date on which the Additional Purchasers have been offered the opportunity to sell, transfer or dispose of 100% of their shares of Class C Preferred Stock or the underlying shares of Class A Common Stock in accordance with the 3x Exit Condition referred to in section 5.7 of the Investors' Rights Agreement.


                                                Very truly yours,


                                                /s/ Gerald Gorman

                                                Gerald Gorman